Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L. P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	August 31, 2007

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliation)	MOR-la	X
Schedule of Professional Fees Paid	MOR-lb	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Michael G. Tinsley	Oct. 15, 2007
Signature of Authorized Individual*	Date

Michael G. Tinsley	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court

For the District of Delaware

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	August 31, 2007

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report contains financial information that has been prepared by the Debtors’ management and has not been audited or reviewed by independent registered public accountants. Some of the financial information in the Monthly Operating Report is not presented in accordance with generally accepted accounting principles (“GAAP”) and may be subject to future reconciliation and adjustments. While management of the Debtors has made every effort to ensure that the Monthly Operating Report is accurate and complete based on information that was available at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information may result in material changes in the data contained in the Monthly Operating Report that would warrant amendment of same. The Debtors reserve the right to amend the Monthly Operating Report as necessary or appropriate and expect to do so as new or additional information becomes available.

The Debtors reserve the right to dispute, or to assert offsets or defenses to, any claim reflected on the Monthly Operating Report as to amount, liability or classification.

The Debtors utilize a consolidated cash management system whereby New Century Mortgage Corporation makes certain disbursements on behalf of other Debtors. The accompanying Schedule of Cash Receipts and Disbursements reflects the specific Debtor and Debtor’s account from which these disbursements occur. However, for the purposes of identifying disbursements used in calculating U.S. Trustee quarterly fees, these disbursements have been allocated to the beneficiary Debtor based upon the Operating Expenses contained in the Statement of Operations. These allocations are based upon the books and records maintained on a basis consistent with historical accounting practices, and are not intended to reflect a comprehensive allocation of overhead and operating expenses across Debtors and non-Debtor affiliates.

New Century Mortgage corporation (“NCMC”) maintains and services loan portfolios owned by various institutions. At any given time, in the ordinary course of business, NCMC received and maintained documents and received and disbursed funds related to the loans that it serviced. In conjunction with its loan servicing, NCMC controlled and continues to maintain custodial bank accounts. Funds held in certain custodial bank accounts are not included in the Monthly Operating Report. NCMC reserves the right to dispute or challenge the ownership interest of assets held in the custodial bank accounts.

As provided by GAAP, the Debtors’ books, records and prior filings have characterized the loan repurchase agreements as secured financing arrangements, including the estimated total liability as a secured claim and the underlying mortgage loans and residual interests as assets of the Debtors. This treatment is also reflected in this Monthly Operating Report. The loan repurchase agreements, however, generally provide that the Debtors sold mortgage loans (or residual interests) to the counterparties subject to a right and obligation to repurchase these mortgage loans or residual interests at a subsequent date or upon the occurrence of certain events. The Debtors reserve all rights with respect to the loans repurchase agreements, including the proper characterization, the underlying assets and outstanding amounts.

As explained in a Current Report on Form 8-K filed by New Century Financial Corporation (a Debtor in this case and the ultimate parent of all of the Debtors) (“NCFC”) with the Securities and Exchange Commission (the “SEC”) on February 7, 2007, the previously filed consolidated interim financial statements of NCFC and its subsidiaries (including the Debtors) for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the “Interim Financial Statements”) should not be relied upon. As explained in a Current Report on Form 8-K filed by NCFC with the SEC on May 24, 2007, the previously filed consolidated annual financial statements of NCFC and its subsidiaries (including the Debtors) for its fiscal year ended December 31, 2005 (the “2005 Financial Statements”) should also not be relied upon. The information contained in the Monthly Operating Report is further qualified by these disclosures.

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	August 31, 2007

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH					0

RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE					0
LOANS AND ADVANCES					0		See Attached
SALE OF ASSETS		See Attached			0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
TRANSFERS FROM AFFILIATES/OTHERS					0
TOTAL RECEIPTS	0	0	0	0	0	0	0	0

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE, & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/ RENTAL/ LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)					0

OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)					0

PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0	0

NET CASH FLOW	0	0	0	0	0	0	0	0
(RECEIPTS LESS DISBURSEMENTS)					0

CASH - END OF MONTH	0	0	0	0		0	0	0

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

The debtors have a centralized cash disbursement operation, and therefore the cash disbursements, other than payroll, are reported under the debtor that actually makes the cash disbursement. Amounts paid on behalf of other debtors are charged via the intercompany payable/receivable accounts.

Unrestricted Cash and Equivalents

New Century Mortgage Corporation

MOR1 Schedule

Case #07-10419

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL CASH MANAGEMENT 60 WALL STREET, NYC60-2802, NEW YORK, NY 10005-2858 ACCOUNT #424583	New Century DB Operating Account	00-424-583	NCMC1007	1,063.26	0.00	0.00	(1,063.26)	(0.00)	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104017	Commerce Checking Account	2110104017	NCMC1011	5,019.88	0.00	(5,409.88)	0.00	(390.00)	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104084	Insurance Claims	2110104084	NCMC1012	(240,075.58)	0.00	0.00	196.82	(239,878.76)	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002776	Corporate QA Reverification Account	7930002776	NCMC1013	47,075.00	0.00	(47,300.00)	0.00	(225.00)	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104009	Recording Fees Account	2110104009	NCMC1014	30,920.30	0.00	0.00	(14,363.25)	16,557.05	16,557.05
	Wells Fargo Operating Account		NCMC1030	0.00	0.00	0.00	0.00	0.00	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103983	Payroll Account	2110103983	NCMC1038	2,415,799.51	216,147.61	(31,103.07)	21.23	2,600,865.28	3,249,589.96
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110105706	C.N.A. L/C Collateral Account	2110105706	NCMC1042	311,363.66	0.00	(168,563.66)	0.00	142,800.00	142,800.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930001273	ACE American L/C Collateral Account	7930001273, 2385	NCMC1049	1,264,677.76	0.00	0.00	0.00	1,264,677.76	1,264,677.76
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930001001		7930001001	NCMC1053	9,988.25	0.00	0.00	0.00	9,988.25	9,988.25
	Asset Sales Escrow Account	7930004221	NCMC1057	2,030,000.00	179,124.20	(1,000,000.00)	0.00	1,209,124.20	1,209,124.20
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000897	Manual Payroll Account	7930000897	NCMC1066	523,345.92	0.00	0.00	(390,588.73)	132,757.19	97,228.15
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104025	Operating Account	2110104025	NCMC1068	66,088,554.95	10,916,134.58	541,531.25	(11,105,382.52)	66,440,838.26	66,379,288.90
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930003489	UB A-Paper Acct	7930003489	NCMC1070	172,115.04	0.00	0.00	0.00	172,115.04	172,115.04
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930003802	Corporation Travelers L/C account	7930003802	NCMC1071	578,301.88	0.00	0.00	0.00	578,301.88	578,301.88
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110108179	CBRE Facilities Account CB Richard Ellis - Agent	2110108179, 9081001845	NCMC1073	(722,454.52)	150,841.43	2,332,470.68	(2,323,839.81)	(562,982.22)	605,116.42
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106052	Credit Report Fee Refund Account	2110106052	NCMC1074	445.00	0.00	(232,574.82)	0.00	(232,129.82)	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110104106	Merchant Account	2110104106	NCMC1088	21,010.47	0.00	(21,010.47)	0.00	0.00	0.00
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #44286-400044286	CSFB Funding Haricut - HOME	4000044286	NCMC1097	2,427,289.08	0.00	0.00	(400.00)	2,426,889.08	462,884.30
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE SANTA ANA, CA 92705-4934 ACCOUNT #042804	Barclay Funding Haircut	4000042804, 05	NCMC1096	473,108.57	0.00	0.00	0.00	473,108.57	473,108.58
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #34003	Disbursement Account CDC **	4000034003, 04	NCMC1003	5,499.98	0.00	0.00	0.00	5,499.98	5,500.00

Unrestricted Cash and Equivalents

UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT#33986	Disbursement Account UBS **	4000033986	NCMC1004	(650,187.63)	0.00	0.00	0.00	(650,187.63)	0.00
	Disbursement Account B of A **	4000033984	NCMC1005	3,001,118.09	0.00	(300,347.29)	0.00	2,700,770.80	0.00
	Disbursement Account M/S **		NCMC1008	1,048,920.64	0.00	0.00	0.00	1,048,920.64	0.00
	UB Payment Clearing Acct **	2110104289	NCMC1072	1,000.03	0.00	(1,000.00)	0.00	0.03	0.00
	B of A UBS Blocked Acct **	4000035071	NCMC1085	(3,385,996.25)	0.00	0.00	0.00	(3,385,996.25)	0.00
	B of A CDC Blocked Acct **	2110104114	NCMC1086	619,383.55	0.00	0.00	0.00	619,383.55	12,052.80
	Barclays Blocked Account **	2110106273	NCMC1098	(1,117,241.83)	0.00	0.00	0.00	(1,117,241.83)	11,338.54
	Total NCMC			74,960,045.01	11,462,247.82	1,066,692.74	(13,835,419.52)	73,653,566.05	74,689,671.83

** Activity in this account relates to transfers to investor custodial accounts and therefore not included in total receipts or disbursements.

	TOTAL DISBURSEMENTS New Century Mortgage Corporation Case #07-10419						13,835,419.52
	LESS: DISBURSEMENTS MADE ON BEHALF OF OTHER DEBTORS						(13,343,132.00)
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						492,287.52

New Century Mortgage Ventures, LLC MOR1 Schedule Case #07-10429

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002326	Payroll Account	7930002326	NCVENT1065	10,765.06	0.00	(10,765.06)	0.00	0.00	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002334	Manual Payroll Account	7930002334	NCVENT1066	27,508.01	0.00	(27,508.01)	0.00	0.00	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000013	New Century Mortgage Ventures, LLC	7930000013	NCVENT1068	500,000.00	0.00	0.00	0.00	500,000.00	500,000.00
	Total NCVENT			538,273.07	0.00	(38,273.07)	0.00	500,000.00	500,000.00

	TOTAL DISBURSEMENTS New Century Ventures, LLC Case #07-10429						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00

NC Capital Corporation MOR1 Schedule Case #07-10420

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000692	Manual Payroll Account	7930000692	NCCC1066	33,281.93	0.00	0.00	(4,410.74)	28,871.19	7,228.89
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103894	Payroll Account	2110103894	NCCC1076	46,411.74	0.00	0.00	0.00	46,411.74	56,816.35
	Total NC Capital			79,693.67	0.00	0.00	(4,410.74)	75,282.93	64,045.24

	TOTAL DISBURSEMENTS NC Capital Corporation Case #07-10420						4,410.74
	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR						124,631.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						129,041.74

NC Residual III Corporation MOR1 Schedule Case #07-10424

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110105625	Operating Account	2110105625	NCR1060	200,100.00	0.00	0.00	0.00	200,100.00	200,100.00
	Total NC Residual III			200,100.00	0.00	0.00	0.00	200,100.00	200,100.00

	TOTAL DISBURSEMENTS NC Residual III Corporation Case #07-10424						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00

Unrestricted Cash and Equivalents

NCoral, L.P. MOR1 Schedule Case #07-10431

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT # 7930002768	Operating Account	7930002768	NCORAL1068	1,000,000.00	0.00	0.00	0.00	1,000,000.00	1,000,000.00
	Total NCORAL			1,000,000.00	0.00	0.00	0.00	1,000,000.00	1,000,000.00

	TOTAL DISBURSEMENTS NCoral, L.P. Case #07-10431						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00

HOME 123 Corporation MOR1 Schedule Case #07-10421

Description	Type of Account	Bk Acct	G/L Acctg #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #4000051933	Disbursement Account B of A - HOME	4000051933, 4000052039	HOME1005	(1,581,436.92)	0.00	1,781,627.05	0.00	200,190.13	200,190.13
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002156	HOME DB Operating Account	7930002156, 7930001893	HOME1007	1,229,133.43	0.00	0.00	0.00	1,229,133.43	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2370008526, 2350131577, 7930003209, 7930001885, 7930001877, 7930002652	HOME123 Trust Account	2370008526 2350131577 7930003209 7930001885 7930001877 7930002652	HOME1019	885,139.66	0.00	(690,325.49)	(194,814.17)	0.00	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103975	Licensing Account	2110103975	HOME1050	418,896.15	0.00	(418,896.15)	0.00	0.00	0.00
COUNTRYWIDE 20 N. ACOMA BLVD., LAKE HAVASU CITY, AZ 86403 COUNTRYWIDE EPP RESERVE ACCOUNT #7823	Countrywide EPP Reserve	OUNT #7823	HOME1056	1,046,843.05	0.00	0.00	0.00	1,046,843.05	0.00
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000102	Manual Payroll Account	7930000102	HOME1066	(7,924.58)	0.00	4,839.54	(3,581.52)	(6,666.56)	66,656.30
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110103967	Payroll Account	2110103967	HOME1077	1,074,790.28	4,697.85	26,263.53	(10.00)	1,105,741.66	1,401,066.71
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE, SANTA ANA, CA 92705-4934 ACCOUNT #4000052107 & #4000052108 & #4000052109	Disbursement/Settlement Account	4000052109, 52107, 52108	HOME1089	994,263.13	0.00	0.00	0.00	994,263.13	45,227.16
DEUTSCHE BANK NATIONAL TRUST COMPANY GLOBAL TRANSACTION BANKING TRUST & SECURITIES SERVICES STRUCTURED FINANCE SERVICES 1761 EAST ST. ANDREW PLACE SANTA ANA, CA 92705-4934 ACCOUNT #44286-400044286	CSFB Funding Haricut - HOME	4000044286	HOME1097	291,626.02	0.00	(1,481,279.76)	0.00	(1,189,653.74)	see NCMC1097
	Total HOME 123			4,351,330.22	4,697.85	(777,771.28)	(198,405.69)	3,379,851.10	1,713,140.30

	TOTAL DISBURSEMENTS HOME 123 Corporation Case #07-10421						198,405.69
	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR						(274,272.00)
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						(75,866.31)

Unrestricted Cash and Equivalents

New Century TRS Holdings, Inc.

MOR1 Schedule

Case #07-10416

Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
MERRILL LYNCH 2001 SPRING ROAD OAK BROOK, IL 60523 ACCOUNT #637-07247 & #637-07246	Employee Stock Purchase Plan	637-07246, 47	NCFC1045	300.00	0.00	0.00	0.00	300.00
	Total NCFC			300.00	0.00	0.00	0.00	300.00	0.00

	TOTAL DISBURSEMENTS New Century TRS Holdings, Inc. Case #07-10416						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00
New Century Credit Corporation MOR1 Schedule Case #07-10422
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106265	Operating Account	2110106265	CRED1068	1,000,000.00	0.00	0.00	0.00	1,000,000.00	1,000,000.00
	Total CRED			1,000,000.00	0.00	0.00	0.00	1,000,000.00	1,000,000.00

	TOTAL DISBURSEMENTS New Century Credit Corporation Case #07-10422						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00
New Century Financial Corporation MOR1 Schedule Case #07-10417
Description	Type of Account	Bk Acct #	G/L Acct #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000250	Investment Account	7930000250	NCREIT1048	2.33	0.00	0.00	0.00	2.33	2.33
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106125	Operating Account	2110106125	NCREIT1087	21,285,550.20	0.00	0.00	0.00	21,285,550.20	21,296,136.61
	Total NCREIT			21,285,552.53	0.00	0.00	0.00	21,285,552.53	21,296,138.94

	TOTAL DISBURSEMENTS New Century Financial Corporation Case #07-10417						0.00
	PLUS: DISBURSEMENTS MADE BY NEW CENTURY MORTGAGE ON BEHALF OF DEBTOR						13,492,773.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						13,492,773.00

Unrestricted Cash and Equivalents

New Century Warehouse Corporation

MOR1 Schedule

Case #07-11043

Description	Type of Account	Bk Acct	G/L Acctg #	G/L Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
Washington Mutual Operating Account - Access Lending	Custodial	1883379901, 3921914615	NCW1000	411,903.32	0.00	0.00	(399,517.71)	12,385.61
Guarantee Bank Operating Account -Access Lending	Custodial	3804622789	NCW1002	411,122.74	0.00	0.00	(410,901.90)	220.84
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002342	Payroll	7930002342	NCW1065	(21.97)	21.97	0.00	0.00	0.00	0.00
La Salle GS Collection Account Access Lending	Custodial	723431.1	NCW1099	956.19	0.00	0.00	0.00	956.19
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930002377	Operating	7930002377	NCW1019	1,968,447.82	76,058.44	0.00	0.00	2,044,506.26	3,348,744.56
	Total New Century Warehouse Corporation			2,792,408.10	76,080.41	0.00	(810,419.61)	2,058,068.90	3,348,744.56

	TOTAL DISBURSEMENTS New Century Warehouse Corporation Case #07-11043						810,419.61
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						810,419.61
	TOTAL UNRESTRICTED CASH: DEBTORS			106,207,702.60	11,543,026.08	250,648.39	(14,848,655.56)	103,152,721.51	103,811,840.87

	GRAND TOTAL DISBURSEMENTS Consolidated New Century Financial Corporation						14,848,655.56
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						14,848,655.56
	TOTAL UNRESTRICTED CASH: NON-DEBTORS			6,981,582.89	16,968.85	(250,648.39)	(802,872.57)	5,945,030.78

	TOTAL UNRESTRICTED CASH: ALL COMPANIES			113,189,285.49	11,559,994.93	0.00	(15,651,528.13)	109,097,752.29

Restricted Cash and Cash Equivalents New Century Mortgage Corporation MOR1 Schedule Case #07-10419
Description	Type of Account	Bk Acct #	G/L Acct #	Bank Bal @ 07/31/07	Cash Receipts	Account and Intercompany Transfers	Cash Disbursements	G/L Bal @ 08/31/07	Bank Bal @ 08/31/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930004280	Reserve Account Debtor in Possession Case #07-10417	7930004280	NCMC1063	18,268,499.68	131,723.42	0.00	0.00	18,400,223.10	18,400,223.10
	Total NCMC: Restricted Cash			18,268,499.68	131,723.42	0.00	0.00	18,400,223.10	18,400,223.10

	TOTAL DISBURSEMENTS New Century Mortgage Corporation Case #07-10419						0.00
	LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						0.00
	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)						0.00
	TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						0.00
	TOTAL ALL CASH: ALL COMPANIES			131,457,785.17	11,691,718.35	0.00	(15,651,528.13)	127,497,975.39

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	August 31, 2007

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

		April		May		June		July		August		Year-To-Date
Payee	Payor	Fees	Expenses	Fees	Expenses	Fees	Expenses	Fees	Expenses	Fees	Expenses	Fees	Expenses
Intralinks, Inc.	NC Financial				21,389		611		92,000		4,000	0	118,000
Xroads	NC Financial			406,044	389,483	892,329	125,000	599,665	159,761	321,562	229,686	2,219,600	903,930
Richards, Layton and Fingers—Professional Fees	NC Financial					308,388		25,000		303,406		636,794	0
Compensation Group—Professional Fees	NC Financial					64,000						64,000	0
FIT Consulting	NC Financial							314,302				314,302	0
O'Melveny & Myers	NC Financial							40,000		1,816,092		1,856,092	0
Alix Partners	NC Financial							15,000		1,515,927		1,530,927	0
Pacer Service Center	NC Financial										3,743	0	3,743
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
												0	0
Total		0	0	406,044	410,872	1,264,716	125,611	993,967	251,761	3,956,988	237,429	6,621,715	1,025,673

Reporting Period: August 31, 2007

STATEMENT OF OPERATIONS—CURRENT MONTH

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation
REVENUES
Gross Revenues	(209,749)	0	0	0	0	0	0	0	0	0	2,537	0	0	0	0
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Revenue	(209,749)	0	0	0	0	0	0	0	0	0	2,537	0	0	0	0
COST OF GOODS S
Beginning Inventory	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory	0	0	0	0	0	0	0	0	0			0	0	0	0
Cost of Goods S	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Gross Profit	(209,749)	0	0	0	0	0	0	0	0	0	2,537	0	0	0	0
OPERATING EXPENSES
Advertising	295,570	0	0	0	0	0	0	0	0	0	11,354	0	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Contributions	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Employee Benefits Program	138,234	0	3,542	0	0	0	0	0	0	0	1,323	0	0	0	0
Insider Compensation*	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Insurance	160,358	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Office Expense	861,087	0	199	0	0	0	0	0	0	0	4,564	0	0	0	0
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	(8,528,952)	0	249	0	0	0	0	0	0	0	(381,059)	0	0	0	0
Salaries/Commissions/Fees	2,578,340	0	107,308	0	0	0	0	0	0	0	78,905	0	0	0	0
Supplies	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes—Payroll	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes—Real Estate	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes—Other	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Travel and Entertainment	81,412	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Utilities	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other (attach schedule)	3,216,825	0	13,333	0	0	0	0	0	0	0	10,641	0	0	0	(0)
Total Operating Expenses Before Depreciation **	(1,197,126)	0	124,631	0	0	0	0	0	0	0	(274,272)	0	0	0	(0)
Depreciation/Depletion/Amortization	1,918,996	0	1,643	0	0	0	0	0	0	0	184,766	0	0	0	0
Net Profit (Loss) Before Other Income & Expense	(931,619)	0	(126,274)	0	0	0	0	0	0	0	92,043	0	0	0	0
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(127,570)	0	0	0	0	0	0	0	0	0	0	(8,335,127)	0	0	(8,335,127)
Interest Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Item	(127,570)	0	0	0	0	0	0	0	0	0	0	(8,335,127)	0	0	(8,335,127)
REORGANIZATION ITEMS
Professional Fees **	0	0	0	0	0	0	0	0	0	0	0	0	0	0	13,492,773
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(131,723)	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	(131,723)	0	0	0	0	0	0	0	0	0	0	0	0	0	13,492,773
Income Taxes	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(927,466)	0	(126,274)	0	0	0	0	0	0	0	92,043	(8,335,127)	0	0	(21,827,900)

* “Insider" is defined in 11 U.S.C. Section 101(31)
** Total Operating Expenses Before Depreciation and Professional Fees	(1,197,126)	0	124,631	0	0	0	0	0	0	0	(274,272)	0	0	0	13,492,773

Case No:	07-11043
Debtor:	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	0	16,905	0	(190,307)
Less: Returns and Allowances	0	0	0	0
Net Revenue	0	16,905	0	(190,307)
COST OF GOODS S
Beginning Inventory	0	0	0	0
Add: Purchases	0	0	0	0
Add: Cost of Labor	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0
Less: Ending Inventory	0	0	0	0
Cost of Goods S	0	0	0	0
Gross Profit	0	16,905	0	(190,307)
OPERATING EXPENSES
Advertising	0	0	0	306,924
Auto and Truck Expense	0	0	0	0
Bad Debts	0	0	0	0
Contributions	0	0	0	0
Employee Benefits Program	0	1,368	0	144,467
Insider Compensation*	0	0	0	0
Insurance	0	593	0	160,951
Management Fees/Bonuses	0	0	0	0
Office Expense	0	122	0	865,972
Pension & Profit-Sharing Plans	0	0	0	0
Repairs and Maintenance	0	0	0	0
Rent and Lease Expenses	0	0	0	(8,909,762)
Salaries/Commissions/Fees	0	13,774	0	2,778,327
Supplies	0	0	0	0
Taxes—Payroll	0	0	0	0
Taxes—Real Estate	0	0	0	0
Taxes—Other	0	0	0	0
Travel and Entertainment	0	0	0	81,412
Utilities	0	0	0	0
Other (attach schedule)	0	21,910	0	3,262,709
Total Operating Expenses Before Depreciation **	0	37,767	0	(1,309,000)
Depreciation/Depletion/Amortization	0	0	0	2,105,405
Net Profit (Loss) Before Other Income & Expenses	0	(20,862)	0	(986,712)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	0	0	16,797,824	0
Interest Expense	0	0	0	0
Other Expense (attach schedule)	0	(7,499,706)	0	(7,499,706)
Net Profit (Loss) Before Reorganization Item	0	(7,499,706)	16,797,824	(7,499,706)
REORGANIZATION ITEMS
Professional Fees **	0	0	0	13,492,773
U. S. Trustee Quarterly Fees	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	(19,565)	0	(151,288)
Gain (Loss) from Sale of Equipment	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0
Total Reorganization Expenses	0	(19,565)	0	13,341,485
Income Taxes	0	0	0	0
Net Profit (Loss)	0	(7,501,003)	16,797,824	(21,827,903)

* "Insider" is defined in 11 U.S.C. Section 101(31)
** Total Operating Expenses Before Depreciation and Professional Fees	0	37,767	0	12,183,773

Reporting Period: August 31, 2007

STATEMENT OF OPERATIONS—CURRENT MONTH—continuation sheet

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation
BREAKDOWN OF "OTHER" CATEGORY
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	2,899	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Dues & Subscriptions	9,017	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Legal Services	577,208	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Accounting Services	120,615	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	235,545	0	13,333	0	0	0	0	0	0	0	10,734	0	0	0	(0)
Intercompany Allocation	5,990	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Training	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Misc Expenses	2,265,551	0	0	0	0	0	0	0	0	0	(93)	0	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	3,216,825	0	13,333	0	0	0	0	0	0	0	10,641	0	0	0	(0)
Other Income
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Case No:	07-11043
Debtor:	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
BREAKDOWN OF "OTHER" CATEGORY
	0	0	0	0
Other Costs
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	0	2,899
Dues & Subscriptions	0	250	0	9,267
Legal Services	0	3,341	0	580,549
Accounting Services	0	5,236	0	125,851
Consulting & Contract Services	0	0	0	259,612
Intercompany Allocation	0	0	0	5,990
Training	0	0	0	0
Other Misc Expenses	0	13,083	0	2,278,541
Minority Interest	0	0	0	0
Intercompany Interest Expense	0	0	0	0
Guarantee Fee	0	0	0	0
Provision for Loan Losses	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	0	21,910	0	3,262,709
Other Income
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0
Other Expenses
Sale of Access Lending	0	(7,499,706)	0	(7,499,706)
	0	0	0	0
	0	0	0	0
	0	0	0	0
TOTAL OTHER EXPENSES	0	(7,499,706)	0	(7,499,706)
Other Reorganization Expenses
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Reporting Period: August 31, 2007

STATEMENT OF OPERATIONS—CUMULATIVE FILING TO DATE

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation
REVENUES
Gross Revenues	(305,204,088)	0	(72,361,275)	(45,068,379)	0	0	0	0	0	0	188,048	(0)	(172,959,346)	(930)
Less: Returns and Allowances	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Revenue	(305,204,088)	0	(72,361,275)	(45,068,379)	0	0	0	0	0	0	188,048	(0)	(172,959,346)	(930)
COST OF GOODS S
Beginning Inventory	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Purchases	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Less: Ending Inventory	0	0	0	0	0	0	0	0	0			0	0	0
Cost of Goods S	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Gross Profit	(305,204,088)	0	(72,361,275)	(45,068,379)	0	0	0	0	0	0	188,048	(0)	(172,959,346)	(930)
OPERATING EXPENSES
Advertising	662,696	0	0	0	0	0	0	0	0	0	48,273	0	0	0
Auto and Truck Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Bad Debts	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Contributions	424	0	0	0	0	0	0	0	0	0	0	0	0	0
Employee Benefits Programs	5,274,288	0	89,748	0	0	0	0	0	0	0	943,979	0	0	0
Insider Compensation*	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Insurance	4,624,369	0	0	0	0	0	0	0	0	0	(136)	0	0	0
Management Fees/Bonuses	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Office Expense	7,406,680	0	12,948	0	0	0	0	0	0	0	1,293,936	0	0	0
Pension & Profit-Sharing Plans	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rent and Lease Expense	2,163,127	0	50,566	0	0	0	0	0	0	0	2,699,752	0	0	0
Salaries/Commissions/Fees	36,939,717	0	1,094,336	0	0	0	0	0	0	0	4,135,088	1,035,582	0	0
Supplies	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes - Other	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Travel and Entertainment	1,441,677	0	11,065	0	0	0	0	0	0	0	27,880	0	0	0
Utilities	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other (attach schedule)	15,673,526	1,500	776,438	0	0	0	0	0	25	0	131,184	910,037	0	0
Total Operating Expenses Before Depreciation	74,186,504	1,500	2,035,101	0	0	0	0	0	25	0	9,279,956	1,945,619	0	0
Depreciation/Depletion/Amortization	10,054,470	0	6,970	0	0	0	0	0	0	0	918,434	0	0	0
Net Profit (Loss) Before Other Income & Expenses	(389,445,062)	(1,500)	(74,403,346)	(45,068,379)	0	0	0	0	(25)	0	(10,010,342)	(1,945,619)	(172,959,346)	(930)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(117,466,288)	(1,551)	(44,798,919)	0	0	0	0	0	0	0	(13,311)	(496,081,637)	0	0
Interest Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Expense (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss) Before Reorganization Items	(117,466,288)	(1,551)	(44,798,919)	0	0	0	0	0	0	0	(13,311)	(496,081,637)	0	0
REORGANIZATION ITEMS
Professional Fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0
U. S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(158,500)	0	0	0	0	0	0	0	0	0	0	(2,644)	0	0
Gain (Loss) from Sale of Equipment	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total Reorganization Expenses	(158,500)	0	0	0	0	0	0	0	0	0	0	(2,644)	0	0
Income Taxes	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Net Profit (Loss)	(506,752,850)	(3,051)	(119,202,265)	(45,068,379)	0	0	0	0	(25)	0	(10,023,653)	(498,024,613)	(172,959,346)	(930)

Case No:	07-10417	07-11043
Debtor:	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
REVENUES
Gross Revenues	0	0	94,082	21,301,339	(574,010,549)
Less: Returns and Allowances	0	0	0	0	0
Net Revenue	0	0	94,082	21,301,339	(574,010,549)
COST OF GOODS S
Beginning Inventory	0	0	0	0	0
Add: Purchases	0	0	0	0	0
Add: Cost of Labor	0	0	0	0	0
Add: Other Costs (attach schedule)	0	0	0	0	0
Less: Ending Inventory	0	0	0	0	0
Cost of Goods S	0	0	0	0	0
Gross Profit	0	0	94,082	21,301,339	(574,010,549)
OPERATING EXPENSES
Advertising	0	0	0	0	710,969
Auto and Truck Expense	0	0	0	0	0
Bad Debts	0	0	0	0	0
Contributions	0	0	0	0	424
Employee Benefits Programs	0	0	110,283	0	6,418,298
Insider Compensation*	0	0	0	0	0
Insurance	0	0	3,095	0	4,627,328
Management Fees/Bonuses	0	0	0	0	0
Office Expense	0	0	30,236	0	8,743,800
Pension & Profit-Sharing Plans	0	0	0	0	0
Repairs and Maintenance	0	0	0	0	0
Rent and Lease Expense	0	0	19,120	0	4,932,565
Salaries/Commissions/Fees	729,445	0	567,722	0	44,501,890
Supplies	0	0	0	0	0
Taxes - Payroll	0	0	0	0	0
Taxes - Real Estate	0	0	0	0	0
Taxes - Other	0	0	0	0	0
Travel and Entertainment	0	0	0	0	1,480,622
Utilities	0	0	0	0	0
Other (attach schedule)	(20,000)	0	84,530	0	17,557,240
Total Operating Expenses Before Depreciation	709,445	0	814,986	0	88,973,136
Depreciation/Depletion/Amortization	0	0	4,006	0	10,983,880
Net Profit (Loss) Before Other Income & Expenses	(709,445)	0	(724,910)	21,301,339	(673,967,565)
OTHER INCOME AND EXPENSES
Other Income (Income from Subsidiaries)	(672,042,831)	0	0	1,330,404,537	0
Interest Expense	0	0	0	0	0
Other Expense (attach schedule)	0	0	(7,499,706)	0	(7,499,706)
Net Profit (Loss) Before Reorganization Items	(672,042,831)	0	(7,499,706)	1,330,404,537	(7,499,706)
REORGANIZATION ITEMS
Professional Fees	29,939,300	0	0	0	29,939,300
U. S. Trustee Quarterly Fees	0	0	0	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(27,004)	0	(129,611)	0	(317,759)
Gain (Loss) from Sale of Equipment	0	0	0	0	0
Other Reorganization Expenses (attach schedule)	0	0	0	0	0
Total Reorganization Expenses	29,912,296	0	(129,611)	0	29,621,541
Income Taxes	0	0	0	0	0
Net Profit (Loss)	(702,664,572)	0	(8,095,005)	1,351,705,876	(711,088,812)

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Reporting Period: August 31, 2007

STATEMENT OF OPERATIONS—CUMULATIVE FILING TO DATE—continuation sheet

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation
BREAKDOWN OF "OTHER" CATEGORY
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Costs
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Operational Expenses
Conference & Seminars	4,623	0	0	0	0	0	0	0	0	0	11	0	0	0	0
Dues & Subscriptions	127,242	0	224,724	0	0	0	0	0	0	0	3,266	0	0	0	0
Legal Services	3,696,026	0	92,000	0	0	0	0	0	0	0	(40,056)	0	0	0	0
Accounting Services	725,673	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Consulting & Contract Services	6,738,489	1,500	460,564	0	0	0	0	0	0	0	159,863	910,027	0	0	(20,000)
Intercompany Allocation	5,990	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Training	1,953	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Misc Expenses	4,373,530	0	(850)	0	0	0	0	0	25	0	8,100	10	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Intercompany Interest Expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Guarantee Fee	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Provision for Loan Losses	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	15,673,526	1,500	776,438	0	0	0	0	0	25	0	131,184	910,037	0	0	(20,000)
Other Income
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Expenses
Sale of Access Lending	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Reorganization Expenses
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Debtor:	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
BREAKDOWN OF "OTHER" CATEGORY
	0	0	0	0
Other Costs
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
TOTAL OTHER COSTS	0	0	0	0
Other Operational Expenses
Conference & Seminars	0	0	0	4,634
Dues & Subscriptions	0	750	0	355,982
Legal Services	0	13,998	0	3,761,968
Accounting Services	0	5,236	0	730,909
Consulting & Contract Services	0	16,500	0	8,266,943
Intercompany Allocation	0	0	0	5,990
Training	0	0	0	1,953
Other Misc Expenses	0	48,046	0	4,428,861
Minority Interest	0	0	0	0
Intercompany Interest Expense	0	0	0	0
Guarantee Fee	0	0	0	0
Provision for Loan Losses	0	0	0	0
TOTAL OTHER OPERATING EXPENSES	0	84,530	0	17,557,240
Other Income
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
TOTAL OTHER INCOME	0	0	0	0
Other Expenses
Sale of Access Lending	0	(7,499,706)	0	(7,499,706)
	0	0	0	0
	0	0	0	0
	0	0	0	0
TOTAL OTHER EXPENSES	0	(7,499,706)	0	(7,499,706)
Other Reorganization Expenses
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
	0	0	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0	0	0

Reorganization Items—Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Reporting Period: August 31, 2007

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

BOOK VALUE AT END OF CURRENT REPORTING MONTH
Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	73,653,566	500,000	75,283	200,100	0	0	0	0	1,000,000	0	3,379,851	300	0	1,000,000	21,285,553
Restricted Cash and Cash Equivalents (see continuation sheet)	18,400,223	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Accounts Receivable (Net)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Notes Receivable	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Inventories	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Prepaid Expenses	10,600,362	0	0	0	0	0	0	0	0	0	363,287	0	0	0	0
Professional Retainers	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Current Assets (attach schedule)	131,519,755	0	4,163,731	0	0	0	0	0	0	0	(2,094,218)	19,999	492,374	(21,730)	3,117,966
TOTAL CURRENT ASSETS	234,173,906	500,000	4,239,014	200,100	0	0	0	0	1,000,000	0	1,648,920	20,299	492,374	978,270	24,403,519
PROPERTY AND EQUIPMENT
Real Property and Improvements	8,853,238	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Machinery and Equipment	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Furniture, Fixtures and Office Equipment	133,460,982	0	0	0	0	0	0	0	0	0	9,167,493	0	0	0	0
Lease Improvements	36,112,105	0	0	0	0	0	0	0	0	0	2,798,393	0	0	0	0
Vehicles	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Less Accumulated Depreciation	(114,966,158)	0	0	0	0	0	0	0	0	0	(6,128,002)	0	0	0	0
TOTAL PROPERTY & EQUIPMENT	63,460,167	0	0	0	0	0	0	0	0	0	5,837,884	0	0	0	0
OTHER ASSETS
Loans to Insiders*	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Assets (attach schedule)**	2,304,166,711	20,919	3,554,180,849	171,888,859	0	0	0	0	(25)	0	1,282,621,031	(438,661,323)	1,002,992,149	84,553,551	504,788,732
TOTAL OTHER ASSETS	2,304,166,711	20,919	3,554,180,849	171,888,859	0	0	0	0	(25)	0	1,282,621,031	(438,661,323)	1,002,992,149	84,553,551	504,788,732
TOTAL ASSETS	2,601,800,783	520,919	3,558,419,863	172,088,959	0	0	0	0	999,975	0	1,290,107,834	(438,641,024)	1,003,484,523	85,531,821	529,192,251

Case No:	07-11043
Debtor:	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	2,058,069	5,945,029	0	109,097,751
Restricted Cash and Cash Equivalents (see continuation sheet)	(0)	0	0	18,400,223
Accounts Receivable (Net)	0	0	0	0
Notes Receivable	0	0	0	0
Inventories	0	0	0	0
Prepaid Expenses	0	0	0	10,963,649
Professional Retainers	0	0	0	0
Other Current Assets (attach schedule)	4,500,000	(74,133,354)	(20,000)	67,544,523
TOTAL CURRENT ASSETS	6,558,069	(68,188,325)	(20,000)	206,006,146
PROPERTY AND EQUIPMENT
Real Property and Improvements	0	0	0	8,853,238
Machinery and Equipment	0	0	0	0
Furniture, Fixtures and Office Equipment	0	561,588	0	143,190,063
Lease Improvements	0	36,080	0	38,946,578
Vehicles	0	0	0	0
Less Accumulated Depreciation	0	(477,264)	0	(121,571,424)
TOTAL PROPERTY & EQUIPMENT	0	120,404	0	69,418,455
OTHER ASSETS
Loans to Insiders*	0	0	0	0
Other Assets (attach schedule)**	(1,741,124)	8,271,053	(837,301,089)	7,635,780,293
TOTAL OTHER ASSETS	(1,741,124)	8,271,053	(837,301,089)	7,635,780,293
TOTAL ASSETS	4,816,945	(59,796,868)	(837,321,089)	7,911,204,893

BOOK VALUE AT END OF CURRENT REPORTING MONTH
	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Notes Payable	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Rent / Leases - Building/Equipment	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Professional Fees	0	0	0	0	0	0	0	0	0	0	0	0	0	0	22,787,655
Amounts Due to Insiders*	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	22,787,655
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	2,577,399,263	0	3,089,060,301	0	0	0	0	0	0	0	1,281,083,085	0	220,241,154	0	87,645,000
Priority Debt	2,707,826	0	0	0	0	0	0	0	0	0	31,693	0	0	0	0
Unsecured Debt	169,702,264	(100,423)	7,740,403	0	0	0	0	0	0	0	18,198,752	1,414,715	0	116,572	51,447,177
TOTAL PRE-PETITION LIABILITIES	2,749,809,353	(100,423)	3,096,800,704	0	0	0	0	0	0	0	1,299,313,530	1,414,715	220,241,154	116,572	139,092,177
TOTAL LIABILITIES	2,749,809,353	(100,423)	3,096,800,704	0	0	0	0	0	0	0	1,299,313,530	1,414,715	220,241,154	116,572	161,879,832
OWNER EQUITY
Capital Stock	0	500,000	10	33,600	0	0	0	0	0	0	4,000	0	0	1,100,000	625,037
Additional Paid-In Capital	44,730,246	250,000	78,487,923	288,178,142	0	0	0	0	1,000,000	0	79,996,000	(60,887,310)	450,151,672	0	1,259,611,522
Partners’ Capital Account	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Owner’s Equity Account	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Retained Earnings - Pre-Petition **	314,014,034	(125,607)	502,333,491	(71,054,404)	0	0	0	0	0	0	(79,182,042)	118,856,184	506,051,043	84,316,179	(190,259,568)
Retained Earnings - Postpetition	(506,752,850)	(3,051)	(119,202,265)	(45,068,379)	0	0	0	0	(25)	0	(10,023,653)	(498,024,613)	(172,959,346)	(930)	(702,664,572)
Adjustments to Owner Equity (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET OWNER EQUITY	(148,008,570)	621,342	461,619,159	172,088,959	0	0	0	0	999,975	0	(9,205,695)	(440,055,739)	783,243,369	85,415,249	367,312,419
TOTAL LIABILITIES AND OWNERS’ EQUITY	2,601,800,783	520,919	3,558,419,863	172,088,959	0	0	0	0	999,975	0	1,290,107,835	(438,641,024)	1,003,484,523	85,531,821	529,192,251

	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0	0	0	0
Taxes Payable (refer to FORM MOR-4)	0	0	0	0
Wages Payable	0	0	0	0
Notes Payable	0	0	0	0
Rent / Leases - Building/Equipment	0	0	0	0
Secured Debt / Adequate Protection Payments	0	0	0	0
Professional Fees	0	0	0	22,787,655
Amounts Due to Insiders*	0	0	0	0
Other Postpetition Liabilities (attach schedule)	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	22,787,655
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0	0	0	7,255,428,803
Priority Debt	0	0	0	2,739,519
Unsecured Debt	747,306	138,075	0	249,404,842
TOTAL PRE-PETITION LIABILITIES	747,306	138,075	0	7,507,573,163
TOTAL LIABILITIES	747,306	138,075	0	7,530,360,818
OWNER EQUITY
Capital Stock	25,000	7,192,500	(100)	9,480,047
Additional Paid-In Capital	14,052,134	15,294,881	(19,900)	2,170,845,310
Partners’ Capital Account	0	0	0	0
Owner’s Equity Account	0	0	0	0
Retained Earnings - Pre-Petition **	(10,007,495)	(74,327,319)	(2,189,006,965)	(1,088,392,469)
Retained Earnings - Postpetition	0	(8,095,005)	1,351,705,876	(711,088,812)
Adjustments to Owner Equity (attach schedule)	0	0	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0	0	0
NET OWNER EQUITY	4,069,639	(59,934,943)	(837,321,089)	380,844,076
TOTAL LIABILITIES AND OWNERS' EQUITY	4,816,945	(59,796,868)	(837,321,089)	7,911,204,894

*	“Insider” is defined in 11 U.S.C. Section 101(31).
**	Includes 1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital.

Reporting Period: August 31, 2007

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-10419	07-10429	07-10420	07-10424	07-10426	07-10427	07-10428	07-10430	07-10431	07-10423	07-10421	07-10416	07-10425	07-10422	07-10417
Debtor:	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation	New Century Financial Corporation
Other Current Assets
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Escrow - Corp. Advances and other Servicing Receivables	11,832,528	0	0	0	0	0	0	0	0	0	7,637	0	0	0	0
Misc. Tax Receivable	1,618,647	0	0	0	0	0	0	0	0	0	72,904	0	0	0	0
Real Estate Owned	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
REO Reserve	(12,420,544)	0	0	0	0	0	0	0	0	0	(268,709)	0	0	0	0
Suspense Clearing	11,753,924	0	0	0	0	0	0	0	0	0	4,973,913	0	0	0	0
Escrow Deposit, re: Adequate Protection	39,331,615	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Miscellaneous Other Current Assets	79,403,585	0	4,163,731	0	0	0	0	0	0	0	(6,879,963)	19,999	492,374	(21,730)	3,117,966
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER CURRENT ASSETS	131,519,755	0	4,163,731	0	0	0	0	0	0	0	(2,094,218)	19,999	492,374	(21,730)	3,117,966
Other Assets
Loans Held for Sale	2,505,886,481	0	3,518,239,287	0	0	0	0	0	0	0	1,289,601,331	0	0	0	0
Loans Held for Investment	0	0	0	0	0	0	0	0	0	0	0	0	262,040,393	0	0
Residual Interests	0	0	0	0	0	0	0	0	0			0	0	0	0
Mortgage Servicing Rights	786,433	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Intangible Assets	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Investment in Sub	465,912,662	10,338	173,088,928	0	0	0	0	0	0	0	44,887	(221,858,834)	0	0	430,503,385
Due to/from affiliates	(392,782,451)	0	0	(30,942,889)	0	0	0	0	0	0	0	0	52,058,758	0	320,071,905
Receivable from Subs (1)	(276,706,127)	10,581	(137,147,366)	202,831,748	0	0	0	0	(25)	0	(7,363,878)	(266,344,453)	688,892,998	84,553,551	(292,202,738)
Inv in Nextace	136,345	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Investment in Carrington Capital	0	0	0	0	0	0	0	0	0	0	0	49,541,964	0	0	0
Security Deposits	933,367	0	0	0	0	0	0	0	0	0	338,691	0	0	0	0
Wells Fargo Bank Deferred Comp	0	0	0	0	0	0	0	0	0	0	0	0	0	0	46,416,180
	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL OTHER ASSETS	2,304,166,711	20,919	3,554,180,849	171,888,859	0	0	0	0	(25)	0	1,282,621,031	(438,661,323)	1,002,992,149	84,553,551	504,788,732

BOOK VALUE AT END OF CURRENT REPORTING MONTH

Case No:	07-11043
Debtor:	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
Other Current Assets
	0	0	0	0
Escrow - Corp. Advances and other Servicing Receivables	0	0	0	11,840,165
Misc. Tax Receivable	0	0	0	1,691,551
Real Estate Owned	0	0	0	0
REO Reserve	0	0	0	(12,689,253)
Suspense Clearing	0	16,655	0	16,744,493
Escrow Deposit, re: Adequate Protection	0	0	0	39,331,615
Miscellaneous Other Current Assets	4,500,000	(74,150,010)	(20,000)	10,625,952
	0	0	0	0
TOTAL OTHER CURRENT ASSETS	4,500,000	(74,133,354)	(20,000)	67,544,523
Other Assets
Loans Held for Sale	0	13,678	0	7,313,740,777
Loans Held for Investment	0	0	(38,167,325)	223,873,068
Residual Interests	0	0	0	0
Mortgage Servicing Rights	0	0	0	786,433
Intangible Assets	0	0	0	0
Investment in Sub	0	3,151,097	(850,852,463)	0
Due to/from affiliates	(225,621)	0	51,820,298	0
Receivable from Subs (1)	(1,515,503)	5,092,811	(101,599)	0
Inv in Nextace	0	0	0	136,345
Investment in Carrington Capital	0	0	0	49,541,964
Security Deposits	0	13,467	0	1,285,525
Wells Fargo Bank Deferred Comp	0	0	0	46,416,180
	0	0	0	0
TOTAL OTHER ASSETS	(1,741,124)	8,271,053	(837,301,089)	7,635,780,293

BOOK VALUE AT END OF CURRENT REPORTING MONTH

	New Century Mortgage Corporation	New Century Mortgage Ventures, LLC	NC Capital Corporation	NC Residual III Corporation	New Century R.E.O. Corp.	New Century R.E.O. II Corp.	New Century R.E.O. III Corp.	NC Deltex, LLC	NCoral, L.P.	NC Asset Holding, L.P.	Home123 Corporation	New Century TRS Holdings, Inc.	NC Residual IV Corporation	New Century Credit Corporation
Other Postpetition Liabilities
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjustments to Owner Equity
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0	0	0	0	0	0	0	0	0	0	0	0

BOOK VALUE AT END OF CURRENT REPORTING MONTH

	New Century Financial Corporation	New Century Warehouse Corporation	Other (Non- Debtors)	Eliminations	Consolidated
Other Postpetition Liabilities
	0	0	0	0	0
	0	0	0	0	0
	0	0	0	0	0
	0	0	0	0	0
	0	0	0	0	0
TOTAL POSTPETITION LIABILITIES	0	0	0	0	0
Adjustments to Owner Equity
	0	0	0	0	0
	0	0	0	0	0
	0	0	0	0	0
	0	0	0	0	0
	0	0	0	0	0
TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0	0	0	0
Postpetition Contributions (Distributions) (Draws)
	0	0	0	0	0
	0	0	0	0	0
	0	0	0	0	0
	0	0	0	0	0
	0	0	0	0	0
TOTAL POSTPETITION CONTRIBUTIONS	0	0	0	0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

(1)	Includes 1.3 billion relating to prior period intercompany transfer pricing adjustments between New Century Mortgage and NC Capital.

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	August 31, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding		660,192	(660,192)	Aug 10, 17, 24, 2007	EFT 3rd party-Genesis Tax
FICA-Employee		31,225	(31,225)	Aug 10, 17, 24, 2007	EFT 3rd party-Genesis Tax
FICA-Employer		31,225	(31,225)	Aug 10, 17, 24, 2007	EFT 3rd party-Genesis Tax
Unemployment		16	(16)	Aug 10, 17, 24, 2007	EFT 3rd party-Genesis Tax
Income
Other: Adjustments
Total Federal Taxes	0	722,658	(722,658)
State and Local
Withholding		47,030	(47,030)	Aug 10, 17, 24, 2007	EFT 3rd party-Genesis Tax
Sales
Excise
Unemployment		48	(48)	Aug 10, 17, 24, 2007	EFT 3rd party-Genesis Tax
Real Property
Personal Property
Other: Medicare		34,199	(34,199)	Aug 10, 17, 24, 2007	EFT 3rd party-Genesis Tax
Total State and Local	0	81,277	(81,277)
Total Taxes	0	803,935	(803,935)

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	None this reporting period
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider"	is defined in 11 U.S.C. Section 101(31).

New Century Mortgage Corporation	Case No:	07-10419
New Century Mortgage Ventures, LLC		07-10429
NC Capital Corporation		07-10420
NC Residual III Corporation		07-10424
New Century R.E.O. Corp.		07-10426
New Century R.E.O. II Corp.		07-10427
New Century R.E.O. III Corp.		07-10428
NC Deltex, LLC		07-10430
NCoral, L.P.		07-10431
NC Asset Holding, L.P.		07-10423
Home123 Corporation		07-10421
New Century TRS Holdings, Inc.		07-10416
NC Residual IV Corporation		07-10425
New Century Credit Corporation		07-10422
New Century Financial Corporation		07-10417
New Century Warehouse Corporation		07-11043
	Reporting Period:	August 31, 2007

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 – 30 days old	N/A
31 – 60 days old
61 – 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.*		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X